TERM B NOTE

$1,400,000                                                   July 15, 1996


     For value received, NUEVA DISTRIBUIDORA LANCERMEX, S.A. de C.V., a Mexico Corporation (the Maker), irrevocably and unconditionally promises to pay to the order of THE FROST NATIONAL BANK (the Bank), at the principal office of THE FROST NATIONAL BANK in San Antonio, Texas, as the Agent for the Banks, the principal sum of ONE MILLION FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($1,400,000), or such lesser amount as shall equal the aggregate unpaid principal amount of Term B Loans made by the Bank to the Maker pursuant to the terms of the Credit Agreement referred to below, in lawful money of the USA and in immediately available funds, on the dates and in the principal amounts provided for in the Credit Agreement, and to pay interest on the unpaid principal amount of such Term B Loans at such office, in like money and funds for the period commencing on the date of each such Term B Loan until it is paid in full, at the rates and on the dates provided for in the Credit Agreement. All capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement referred to below.

     Principal of and interest on the unpaid principal balance of Term B Loans under this Note from time to time outstanding shall be due and payable as set forth in the Credit Agreement.

     This Note is one of the Term B Notes executed by the Maker and is referred to in, governed by, and entitled to the benefits of, the Credit Agreement dated as of July 15, 1996, among the Maker; NUEVA DISTRIBUIDORA LANCERMEX, S.A. de C.V.; LANCER CORPORATION; THE FROST NATIONAL BANK,
individually  and  as  Agent;   THE  BOATMENS   NATIONAL  BANK  OF  ST.  LOUIS,
individually; and the financial institutions that are now or hereafter parties thereto, attached hereto as Exhibit A and incorporated herein for all purposes (the Credit Agreement), to which reference is made for all relevant intents and purposes, including for a statement of the rights and obligations of the Agent and the Banks and the duties and obligations of the Maker in relation thereto, including scheduled payments and mandatory and voluntary prepayments hereof, interest rate and amount limitations and the acceleration of the maturity hereof. However, neither the foregoing reference to the Credit Agreement nor to any provision thereof or referred to therein, shall affect or impair the irrevocable, absolute and unconditional obligation of the Maker to pay principal of, and interest on, this Note when due. Unless the maturity of this Note shall have sooner occurred, the outstanding principal balance of this Note and all accrued and unpaid interest thereon shall be finally and fully payable on July 15, 2001.

     The date, amount, Type, interest rate and duration of Interest Period (if applicable) of each Term B Loan made by the Bank to the Maker, and each payment made on account of the principal thereof, and accrued interest thereon, shall be recorded by the Bank on its books and prior to any transfer of this Note, endorsed by the Bank on a schedule attached hereto or any continuation thereof. The Banks failure to make or error in making any such recordations or endorsements shall not diminish, reduce or relieve the Makers obligation to pay
(i) all Term B Loans made by the Bank to the Maker and then outstanding and (ii) all accrued and earned interest on the amounts thereof from time to time outstanding and unpaid, pursuant to this Note.

     The Maker and all sureties, endorsers, guarantors and other Persons ever liable for the payment of any sums payable on this Note, jointly and severally, waive notice, demand, notice of presentment, presentment, presentment for payment, demand for payment, non-payment, notice of dishonor, dishonor, notice of intent to accelerate maturity, notice of acceleration of maturity, notice of intent to demand, protest, notice of protest, grace and all formalities and other notices of any and every kind, and filing of suit or diligence in collecting this Note or enforcing (in whole or part) any security or guaranty now or hereafter for the payment of this Note, and consent and agree to any partial or full substitution, exchange or release of any such security or guaranty or the partial or full release of any Person primarily or secondarily liable hereon, and consent and agree that it will not be necessary for any holder hereof, in order to enforce payment by it of this Note to first institute suit or exhaust its remedies against the Maker or any other Persons liable herefor, or to enforce it rights against any such security herefor or guarantor or any other Person with respect hereto, and consent to any or all extensions, increases or renewals or postponements, modifications or rearrangements of time or payment of this Note or any other indulgence with respect hereto, without notice thereof to, or consent thereto from, any of them.

     Except as provided by Section 10.7 of the Credit Agreement, this Note may not be assigned by the Bank to any Person.

     This Note (including its validity, enforceability and interpretation) shall be governed by, and construed in accordance with, the laws of the State of Texas (without regard to conflict of law principles) and, to the extent controlling, the federal laws of the USA; provided, however, notwithstanding any other provision of this Note or the Credit Agreement to the contrary, that in connection with any legal action or proceeding (other than an action or proceeding to enforce a judgment obtained in another jurisdiction) brought by the Agent or the holder of this Note in any courts of Mexico or any political subdivision thereof, this Note shall be deemed to be an instrument made under the laws of Mexico and for such purposes shall be governed by, and construed in accordance with, the laws of Mexico, and if any provision of this Note is invalid, illegally ineffective, or contrary to the laws of Mexico, it shall be excised and all other parts of the Note shall remain in effect and binding. Notwithstanding any other provision of this Note or the Credit Agreement to the contrary, the Maker hereby irrevocably submits to the jurisdiction of any competent court of Mexico City, Federal District, Mexico or of the United States District Court for the Western District of Texas (San Antonio Division) of the United States of America, or the courts of the State of Texas sitting in the County of Bexar, State of Texas, United States of America, as the Agent or the holder hereof may elect, in any action or proceeding arising out of or relating to this Note, and the Maker and the Guarantors hereby irrevocably agree that claims in respect of such action or proceeding may be held and determined in any of such courts. The Maker irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding with respect to this Note brought in any court aforementioned, and the Maker further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. The Maker hereby expressly waives all rights of any other jurisdiction which it may now or hereafter have by reason of its presence or subsequent domiciles.

     This Note is executed in English and Spanish, and both versions shall bind the undersigned but both of which shall constitute one and the same instrument; provided however that in case of doubt as to the proper interpretation or construcction of this Note, the English text shall be controlling, except that in the case of any action or proceeding in the United Mexican States or any political subdivision in connection whith this Note, in which case the Spanish text will be controlling.

     THIS NOTE, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the Maker has executed this Note as of the day and year first above written in San Antonio, Texas.

MAKER:
NUEVA DISTRIBUIDORA LANCERMEX, S.A. de C.V.
By: /s/ John P. Herbots
Name: John P. Herbots
Title: Vice President

GUARANTORS:
INDUSTRIAS LANCERMEX, S.A. de C.V.
By: /s/ John P. Herbots
Name: John P. Herbots
Title: Vice President
Domicile: U.S.A.

SERVICIOS LANCERMEX, S.A. de C.V.
By: /s/ John P. Herbots
Name: John P. Herbots
Title: Vice President
Domicile: U.S.A.

                                   TERM B NOTE

$1,400,000                                                 July 15, 1996


     For value received, NUEVA DISTRIBUIDORA LANCERMEX, S.A. de C.V., a Mexico Corporation (the Maker), irrevocably and unconditionally promises to pay to the order of THE BOATMENS NATIONAL BANK OF ST. LOUIS (the Bank), at the principal office of THE FROST NATIONAL BANK in San Antonio, Texas, as the Agent for the Banks, the principal sum of ONE MILLION FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($1,400,000), or such lesser amount as shall equal the aggregate unpaid principal amount of Term B Loans made by the Bank to the Maker pursuant to the terms of the Credit Agreement referred to below, in lawful money of the USA and in immediately available funds, on the dates and in the principal amounts provided for in the Credit Agreement, and to pay interest on the unpaid principal amount of such Term B Loans at such office, in like money and funds for the period commencing on the date of each such Term B Loan until it is paid in full, at the rates and on the dates provided for in the Credit Agreement. All capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement referred to below.

     Principal of and interest on the unpaid principal balance of Term B Loans under this Note from time to time outstanding shall be due and payable as set forth in the Credit Agreement.

     This Note is one of the Term B Notes executed by the Maker and is referred to in, governed by, and entitled to the benefits of, the Credit Agreement dated as of July 15, 1996, among the Maker; NUEVA DISTRIBUIDORA LANCERMEX, S.A. de C.V.; LANCER CORPORATION; THE FROST NATIONAL BANK,
individually  and  as  Agent;   THE  BOATMENS   NATIONAL  BANK  OF  ST.  LOUIS,
individually; and the financial institutions that are now or hereafter parties thereto, attached hereto as Exhibit A and incorporated herein for all purposes (the Credit Agreement), to which reference is made for all relevant intents and purposes, including for a statement of the rights and obligations of the Agent and the Banks and the duties and obligations of the Maker in relation thereto, including scheduled payments and mandatory and voluntary prepayments hereof, interest rate and amount limitations and the acceleration of the maturity hereof. However, neither the foregoing reference to the Credit Agreement nor to any provision thereof or referred to therein, shall affect or impair the irrevocable, absolute and unconditional obligation of the Maker to pay principal of, and interest on, this Note when due. Unless the maturity of this Note shall have sooner occurred, the outstanding principal balance of this Note and all accrued and unpaid interest thereon shall be finally and fully payable on July 15, 2001.

     The date, amount, Type, interest rate and duration of Interest Period (if applicable) of each Term B Loan made by the Bank to the Maker, and each payment made on account of the principal thereof, and accrued interest thereon, shall be recorded by the Bank on its books and prior to any transfer of this Note, endorsed by the Bank on a schedule attached hereto or any continuation thereof. The Banks failure to make or error in making any such recordations or endorsements shall not diminish, reduce or relieve the Makers obligation to pay
(i) all Term B Loans made by the Bank to the Maker and then outstanding and (ii) all accrued and earned interest on the amounts thereof from time to time outstanding and unpaid, pursuant to this Note.

     The Maker and all sureties, endorsers, guarantors and other Persons ever liable for the payment of any sums payable on this Note, jointly and severally, waive notice, demand, notice of presentment, presentment, presentment for payment, demand for payment, non-payment, notice of dishonor, dishonor, notice of intent to accelerate maturity, notice of acceleration of maturity, notice of intent to demand, protest, notice of protest, grace and all formalities and other notices of any and every kind, and filing of suit or diligence in collecting this Note or enforcing (in whole or part) any security or guaranty now or hereafter for the payment of this Note, and consent and agree to any partial or full substitution, exchange or release of any such security or guaranty or the partial or full release of any Person primarily or secondarily liable hereon, and consent and agree that it will not be necessary for any holder hereof, in order to enforce payment by it of this Note to first institute suit or exhaust its remedies against the Maker or any other Persons liable herefor, or to enforce it rights against any such security herefor or guarantor or any other Person with respect hereto, and consent to any or all extensions, increases or renewals or postponements, modifications or rearrangements of time or payment of this Note or any other indulgence with respect hereto, without notice thereof to, or consent thereto from, any of them.

     Except as provided by Section 10.7 of the Credit Agreement, this Note may not be assigned by the Bank to any Person.

     This Note (including its validity, enforceability and interpretation) shall be governed by, and construed in accordance with, the laws of the State of Texas (without regard to conflict of law principles) and, to the extent controlling, the federal laws of the USA; provided, however, notwithstanding any other provision of this Note or the Credit Agreement to the contrary, that in connection with any legal action or proceeding (other than an action or proceeding to enforce a judgment obtained in another jurisdiction) brought by the Agent or the holder of this Note in any courts of Mexico or any political subdivision thereof, this Note shall be deemed to be an instrument made under the laws of Mexico and for such purposes shall be governed by, and construed in accordance with, the laws of Mexico, and if any provision of this Note is invalid, illegally ineffective, or contrary to the laws of Mexico, it shall be excised and all other parts of the Note shall remain in effect and binding. Notwithstanding any other provision of this Note or the Credit Agreement to the contrary, the Maker hereby irrevocably submits to the jurisdiction of any competent court of Mexico City, Federal District, Mexico or of the United States District Court for the Western District of Texas (San Antonio Division) of the United States of America, or the courts of the State of Texas sitting in the County of Bexar, State of Texas, United States of America, as the Agent or the holder hereof may elect, in any action or proceeding arising out of or relating to this Note, and the Maker and the Guarantors hereby irrevocably agree that claims in respect of such action or proceeding may be held and determined in any of such courts. The Maker irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding with respect to this Note brought in any court aforementioned, and the Maker further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. The Maker hereby expressly waives all rights of any other jurisdiction which it may now or hereafter have by reason of its presence or subsequent domiciles.

     This Note is executed in English and Spanish, and both versions shall bind the undersigned but both of which shall constitute one and the same instrument; provided however that in case of doubt as to the proper interpretation or construcction of this Note, the English text shall be controlling, except that in the case of any action or proceeding in the United Mexican States or any political subdivision in connection whith this Note, in which case the Spanish text will be controlling.

     THIS NOTE, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the Maker has executed this Note as of the day and year first above written in San Antonio, Texas.

MAKER:
NUEVA DISTRIBUIDORA LANCERMEX, S.A. de C.V.
By: /s/ John P. Herbots
Name: John P. Herbots
Title: Vice President

GUARANTORS:
INDUSTRIAS LANCERMEX, S.A. de C.V.
By: /s/ John P. Herbots
Name: John P. Herbots
Title: Vice President
Domicile: U.S.A.

SERVICIOS LANCERMEX, S.A. de C.V.
By: /s/ John P. Herbots
Name: John P. Herbots
Title: Vice President
Domicile: U.S.A.